Exhibit 10.1

ACCO BRANDS CORPORATION

AMENDED AND RESTATED

2005 LONG-TERM INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD AGREEMENT

AMENDMENT NO. 1 TO PERFORMANCE STOCK UNIT AWARD AGREEMENT

(2006-2008 Performance Period)

This Amendment No. 1 is made and entered into this and effective March 19, 2008 by and between ACCO Brands Corporation, a Delaware corporation (collectively with all Subsidiaries, the “Company”) and                                                (“Grantee”)

WHEREAS, the Company and Grantee have previously entered into a Performance Stock Unit Award Agreement effective December 7, 2005 (the “Award Agreement”) pursuant to the Company’s Amended and Restated 2005 Incentive Plan (formerly known as the Company’s 2005 Long-Term Incentive Plan; “Plan”), and

WHEREAS, the Company and Grantee mutually desire to amend the Award Agreement upon the terms and conditions stated herein.

NOW THEREFORE, subject to the terms and conditions set forth herein:

1.	The first sentence of Section 2 of the Award Agreement is hereby deleted in its entirety and replaced by the following sentence:

“The Company hereby awards to Grantee on the Grant Date an Award of Performance Stock Units”.

2.	The words “Schedule I” as referred to in Section 3.(a) of the Award Agreement are hereby deleted and replaced with the words “Schedule I-A”. Schedule I-A is attached hereto.

3.	Any capitalized terms used herein that are not defined herein shall have the meaning ascribed to them in the Award Agreement.

4.

This Amendment No. 1 to Performance Stock Unit Award Agreement is conditioned on Grantee signing this Amendment and returning it to the Company by                     , 2008, and is subject to all terms, conditions and provisions of the Plan and the Award Agreement as modified by this Amendment, which Grantee accepts upon signing and delivering this agreement to the Company.

5.	Except as altered and modified herein, the Award Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date and year first above written.

ACCO BRANDS CORPORATION

By:	David L. Kaput [s]

Name:	David L. Kaput

Its:	Senior Vice President

Grantee Name

Grantee Signature